Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Income before income tax from continuing operations and the provision for income tax from continuing operations consist of the following (in millions):

Years ended December 31	2019	2018	2017
Income before income taxes:
U.K.	$228	$(240)	$(420)
U.S.	(219)	(601)	(765)
Other	1,862	2,087	1,870
Total	$1,871	$1,246	$685
Income tax expense (benefit):
Current:
U.K.	$20	$21	$1
U.S. federal	22	101	48
U.S. state and local	41	35	18
Other	250	214	201
Total current tax expense	$333	$371	$268
Deferred tax expense (benefit):
U.K.	$35	$19	$(5)
U.S. federal	(20)	(165)	12
U.S. state and local	(27)	(56)	(35)
Other	(24)	(23)	10
Total deferred tax benefit	$(36)	$(225)	$(18)
Total income tax expense	$297	$146	$250

Income before income taxes shown above is based on the location of the business unit to which such earnings are attributable for tax purposes. In addition, because the earnings shown above may, in some cases, be subject to taxation in more than one country, the income tax provision shown above as U.K., U.S. or Other may not correspond to the geographic attribution of the earnings.
The Company performs a reconciliation of the income tax provisions based on its domicile and statutory rate at each reporting period. The 2019, 2018, and 2017 reconciliations are based on the U.K. statutory corporate tax rate of 19.0%, 19.0%, and 19.3%, respectively. The reconciliation to the provisions from continuing operations reflected in the Consolidated Financial Statements is as follows:

Years ended December 31	2019	2018	2017
Statutory tax rate	19.0%	19.0%	19.3%
U.S. state income taxes, net of U.S. federal benefit	0.5	(0.4)	(1.5)
Taxes on international operations (1)	(6.0)	(7.3)	(30.3)
Nondeductible expenses	1.6	2.7	3.4
Adjustments to prior year tax requirements	0.1	0.9	2.0
Adjustments to valuation allowances	1.8	3.8	(1.8)
Change in uncertain tax positions	2.2	0.9	1.6
Excess tax benefits related to shared based compensation (2)	(2.8)	(3.6)	(8.0)
U.S. Tax Reform impact (3)	(0.3)	7.1	51.2
Loss on disposition	—	(10.2)	—
Other — net	(0.2)	(1.2)	0.6
Effective tax rate	15.9%	11.7%	36.5%

(1)
The Company determines the adjustment for taxes on international operations based on the difference between the statutory tax rate applicable to earnings in each foreign jurisdiction and the enacted rate of 19.0%, 19.0% and 19.3% at December 31, 2019, 2018, and 2017, respectively. The benefit to the Company’s effective income tax rate from taxes on international operations relates to benefits from lower-taxed global operations, primarily due to the use of global funding structures and the tax holiday in Singapore. The impact decreased from 2017 to 2018 primarily as a result of the decrease in the U.S. federal tax rate.

(2)
With the adoption of ASU 2016-09 in 2017, excess tax benefits and deficiencies from share-based payment transactions are recognized as income tax expense or benefit in the Company’s Consolidated Statements of Income.

(3)
The impact of the Tax Reform Act including the Transition Tax, the re-measurement of U.S. deferred tax assets and liabilities from 35% to 21%, withholding tax accruals, and the allocation of tax benefit between continuing operations and discontinued operations related to utilization of foreign tax credits.

For the tax impact of discontinued operations, see Note 5 “Discontinued Operations”.
The Company has elected to account for global intangible low-taxed income (“GILTI”) in the period in which it is incurred, and therefore has not provided deferred tax impacts of GILTI in its Consolidated Financial Statements.
The components of the Company’s deferred tax assets and liabilities are as follows (in millions):

As of December 31	2019	2018
Deferred tax assets:
Net operating loss, capital loss, interest, and tax credit carryforwards	$440	$563
Employee benefit plans	373	351
Lease liabilities	247	—
Accrued interest	116	—
Other accrued expenses	68	98
Investment basis differences	28	28
Deferred revenue	24	29
Lease and service guarantees	3	5
Other	57	46
Total	1,356	1,120
Valuation allowance on deferred tax assets	(200)	(171)
Total	$1,156	$949
Deferred tax liabilities:
Intangibles and property, plant and equipment	$(251)	$(310)
Lease right-of-use asset	(219)	—
Deferred costs	(128)	(143)
Unremitted earnings	(28)	(30)
Unrealized foreign exchange gains	(26)	(26)
Other accrued expenses	(25)	(36)
Other	(33)	(24)
Total	$(710)	$(569)
Net deferred tax asset	$446	$380

Deferred income taxes (assets and liabilities have been netted by jurisdiction) have been classified in the Consolidated Statements of Financial Position as follows (in millions):

As of December 31	2019	2018
Deferred tax assets — non-current	$645	$561
Deferred tax liabilities — non-current	(199)	(181)
Net deferred tax asset	$446	$380

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized and adjusts the valuation allowance accordingly. Considerations with respect to the realizability of deferred tax assets include the period of expiration of the deferred tax asset, historical earnings and projected future taxable income by jurisdiction as well as tax liabilities for the tax jurisdiction to which the tax asset relates. Significant management judgment is required in determining the assumptions and estimates related to the amount and timing of future taxable income. Valuation allowances have been established primarily with regard to the tax benefits of certain net operating loss, capital loss, and interest carryforwards. Valuation allowances increased by $29 million as of December 31, 2019, when compared to December 31, 2018. The change is primarily attributable to interest carryforwards generated in 2019 for which utilization is subject to limitation.

The Company generally intends to limit distributions from foreign subsidiaries to earnings previously taxed in the U.S., primarily as a result of the Transition Tax or GILTI.  As of December 31, 2019, the Company has accrued $28 million for local country income taxes, withholding taxes and state income taxes on those undistributed earnings that are not indefinitely reinvested. The Company has not provided for deferred taxes on outside basis differences in our investments in our foreign subsidiaries that are unrelated to these accumulated undistributed earnings, as these outside basis differences are indefinitely reinvested. A determination of the unrecognized deferred taxes related to these other components of our outside basis differences is not practicable.

The Company had the following net operating loss, capital loss, and interest carryforwards (in millions):

As of December 31	2019	2018
U.K.
Operating loss carryforwards	$438	$541
Capital loss carryforwards	$411	$400
Interest carryforwards	$203	$53

U.S.
Federal operating loss carryforwards	$1	$2
Federal capital loss carryforwards	$112	$367
Federal interest carryforwards	$355	$424

State operating loss carryforwards	$376	$315
State capital loss carryforwards	$123	$221
State interest carryforwards	$172	$227

Other Non-U.S.
Operating loss carryforwards	$308	$369
Capital loss carryforwards	$29	$30
Interest carryforwards	$159	$186

The U.K. operating losses, capital losses, and interest carryforward each have an indefinite carryforward period. The federal operating loss carryforwards generated through December 31, 2017 expire at various dates between 2034 and 2036 while federal operating loss carryforwards generated after this date have indefinite carryforward periods. State net operating losses as of December 31, 2019 have various carryforward periods and will begin to expire in 2020. Federal and state capital losses can be carried forward until 2023. Federal and state interest carryforwards have indefinite carryforward periods. Operating and capital losses in other non-U.S. jurisdictions have various carryforward periods and will begin to expire in 2020. The interest carryforwards in other non-U.S. jurisdictions have indefinite carryforward periods.

During 2012, the Company was granted a tax holiday for the period from October 1, 2012 through September 30, 2022, with respect to withholding taxes and certain income derived from services in Singapore. This tax holiday and reduced withholding tax rate may be extended when certain conditions are met or may be terminated early if certain conditions are not met. The benefit realized was approximately $90 million, $77 million, and $45 million during the years ended December 31, 2019, 2018, and 2017, respectively. The impact of this tax holiday on diluted earnings per share was $0.37, $0.31, and $0.17 during the years ended December 31, 2019, 2018, and 2017, respectively.
Uncertain Tax Positions
The following is a reconciliation of the Company’s beginning and ending amount of uncertain tax positions (in millions):

	2019	2018
Balance at January 1	$279	$280
Additions based on tax positions related to the current year	23	18
Additions for tax positions of prior years	12	10
Reductions for tax positions of prior years	(5)	(24)
Settlements	(5)	—
Business combinations	—	1
Lapse of statute of limitations	(5)	(6)
Foreign currency translation	—	—
Balance at December 31	$299	$279

The Company’s liability for uncertain tax positions as of December 31, 2019, 2018, and 2017, includes $248 million, $228 million, and $219 million, respectively, related to amounts that would impact the effective tax rate if recognized. It is possible that the amount of unrecognized tax benefits may change in the next twelve months; however, the Company does not expect the change to have a significant impact on its consolidated statements of income or consolidated balance sheets. These changes may be the result of settlements of ongoing audits. At this time, an estimate of the range of the reasonably possible outcomes within the twelve months cannot be made.
The Company recognizes interest and penalties related to uncertain tax positions in its provision for income taxes. The Company accrued potential interest and penalties of $24 million, $22 million, and $11 million in 2019, 2018, and 2017, respectively. The Company recorded a liability for interest and penalties of $99 million, $77 million, and $55 million as of December 31, 2019, 2018, and 2017, respectively.
The Company and its subsidiaries file income tax returns in their respective jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2007. Material U.S. state and local income tax jurisdiction examinations have been concluded for years through 2005. The Company has concluded income tax examinations in its primary non-U.S. jurisdictions through 2008.